UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2003

MONSANTO COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-16167 (Commission File Number)	43-1878297 (IRS Employer Identification No.)

800 North Lindbergh Boulevard
St. Louis, Missouri   63167

(Address of Principal Executive Offices)   (Zip Code)

Registrant’s telephone number, including area code: (314) 694-1000

ITEM 9. REGULATION FD DISCLOSURE.

     This Form 8-K/A amends the previously filed Form 8-K dated and filed with the Securities and Exchange Commission on October 15, 2003, to amend page 8 of Exhibit 99.4 to correct the expected gross profit for fiscal year 2004, which is based on the mid-point of the company’s 2004 earnings per share guidance on an ongoing business basis. The corrected numbers for the 2004 gross profit forecast are as follows, dollars in millions:

Roundup	590
All other products	500
Seeds and traits	1,240

Total	2,330

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     This Form 8-K/A amends the previously filed Form 8-K dated and filed with the Securities and Exchange Commission on October 15, 2003, to amend page 8 of Exhibit 99.4 to correct the expected gross profit for fiscal year 2004, which is based on the mid-point of the company’s 2004 earnings per share guidance on an ongoing business basis. The corrected numbers for the 2004 gross profit forecast are as follows, dollars in millions:

Roundup	590
All other products	500
Seeds and traits	1,240

Total	2,330

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 16, 2003

MONSANTO COMPANY

	By: Name:	Michael L. DeCamp Michael L. DeCamp
Assistant Secretary

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EXHIBIT INDEX

Exhibit
Number	Description

99.4	Amended page 8 to Fourth Quarter 2003 Financial Results Slide Presentation

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